                                                                    EXHIBIT 99.4

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                   12 1/4% SENIOR SUBORDINATED NOTES DUE 2010,
                                       OF
                              FLOWSERVE CORPORATION

     As set forth in the Prospectus dated October 30, 2000 (the "Prospectus") of Flowserve Corporation (the "Company") and Flowserve Finance B.V., in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's exchange offer (the "Exchange Offer") to exchange all of its outstanding 12 1/4% Senior Subordinated Notes due 2010 (the "Old Notes") if
(i) certificates representing the Old Notes to be tendered for exchange are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date. This form may be delivered by an Eligible Institution (as defined in the Letter of Transmittal) by mail or hand delivery or transmitted, via telegram, telex or facsimile, to the Exchange Agent as set forth below. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.



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THE EXCHANGE OFFER WILL EXPIRE AT 12:00 P.M., NEW YORK CITY TIME (5:00 P.M.,
LONDON TIME), ON NOVEMBER 28, 2000 UNLESS THE OFFER IS EXTENDED BY THE COMPANY (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 12:00 P.M,. NEW YORK CITY TIME (5:00 P.M., LONDON TIME), ON THE EXPIRATION DATE.
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                    TO: THE BANK OF NEW YORK, EXCHANGE AGENT

By Registered Mail or Overnight Courier:            By Hand Delivery:

         The Bank of New York                      The Bank of New York
        Reorganization Section                      101 Barclay Street
    101 Barclay Street, Floor 7 East           Corporate Trust Services Window
       New York, New York 10286                        Ground level
      Attention: Carolle Montreuil                New York, New York 10286
                                                 Attention: Carolle Montreuil
                                                  Reorganization Section
                                                 By Facsimile Transmission:
                                                       (212) 815-6339
                                                     Confirm By Telephone:
                                                       (212) 815-6331

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE WITH CONFIRMATION, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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LADIES AND GENTLEMEN:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Exchange Offer and the Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amounts of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus.

     The undersigned understands that tenders of Old Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Old Notes pursuant to the Exchange Offer may not be withdrawn after 12:00 p.m., New York time on the Expiration Date. Tenders of Old Notes may be withdrawn if the Exchange Offer is terminated or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                            PLEASE SIGN AND COMPLETE


Signature(s) of Registered Owner(s) or
Authorized Signatory:                                       Name(s) of Registered Holder(s):
                     ------------------------------------                                   -------------------------

---------------------------------------------------------   ---------------------------------------------------------
                                                            Address:
---------------------------------------------------------           -------------------------------------------------

---------------------------------------------------------   ---------------------------------------------------------

Principal Amount of Old Notes Tendered:
                                       ------------------
                                                            Area Code and Telephone No.:
---------------------------------------------------------                               -----------------------------

                                                            If Old Notes will be delivered by book-entry transfer
Certificate No(s). of Old Notes (if available):             at The Depository Trust Company, insert Depository
                                                            Account No.:
---------------------------------------------------------               ---------------------------------------------

---------------------------------------------------------   ---------------------------------------------------------

---------------------------------------------------------   ---------------------------------------------------------

Date:
     ----------------------------------------------------


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This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of
Old Notes exactly as its (their) name(s) appear on Certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name:
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
Capacity:
         -----------------------------------------------------------------------
Address(es):
            --------------------------------------------------------------------

            --------------------------------------------------------------------

DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.
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

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that each Holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with such Rule 14e-4, and (c) guarantees that, within five business days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OLD NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm:                            Authorized Signature:
             -------------------------                        ------------------
Address:                                 Name:
        ------------------------------        ----------------------------------
                                         Title:
--------------------------------------         ---------------------------------

Area Code and Telephone No:
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